UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 16, 2015, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company (“RLD” and with the Company, collectively, “Borrower”), and Santander Bank, N.A. (“Santander”) entered into a Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement (the “Twelfth Amendment”), to amend that certain Revolving Credit, Term Loan and Security Agreement dated August 6, 2008, as amended by the previous eleven amendments (as amended to date including the Twelfth Amendment, collectively, the “Loan Agreement”).

The Twelfth Amendment amends certain terms of the Loan Agreement to facilitate the Company’s ability to obtain additional capital through the issuance of equity or subordinated debt securities or the entry into subordinated loan arrangements following the date of the Twelfth Amendment.  In particular, the Twelfth Amendment modifies terms of the Loan Agreement restricting the incurrence of indebtedness and the creation of liens to allow the Company to incur indebtedness that is subordinate to the indebtedness under the Loan Agreement and to permit that indebtedness to be secured, provided that any security also is subordinate to the obligations and liens under the Loan Agreement.  In addition, the Twelfth Amendment modifies the restrictions on the Company’s ability to enter into transactions with its affiliates to permit the issuance of equity or subordinated debt securities to one or more affiliates or the entry into subordinated loan arrangements with one or more affiliates.  The Twelfth Amendment also excludes the proceeds of any permitted equity or debt financing from the collateral subject to lien under the Loan Agreement.

The foregoing summary of the Twelfth Amendment is not complete and is qualified in its entirety by reference to the full text of the Twelfth Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.  Upon a default under the Loan Agreement, including the non-payment of principal or interest, the obligations of the Company under the Loan Agreement may be accelerated and the assets securing the obligations secured.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.  The following exhibit is filed herewith:

Exhibit 99.1	Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement, dated December 16, 2015, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: December 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Twelfth Amendment to Revolving Credit, Term Loan and Security Agreement, dated December 16, 2015, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.